Exhibit 99.2

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three months
	ended March 31,
	2016	2015
	(unaudited; in millions, except per unit amounts)
Operating revenues:
Commodity sales	$377.8	$800.9
Commodity sales - affiliate	5.2	21.8
Transportation and other services	48.9	50.8
	431.9	873.5
Operating expenses:
Cost of natural gas and natural gas liquids	335.4	761.2
Cost of natural gas and natural gas liquids – affiliate	12.6	17.9
Operating and maintenance	32.3	38.2
Operating and maintenance - affiliate	24.9	25.2
General and administrative	2.5	1.9
General and administrative - affiliate	13.1	19.1
Depreciation and amortization	39.5	38.3
	460.3	901.8
Operating loss	(28.4)	(28.3)

Interest expense, net	(8.3)	(6.7)
Equity in earnings of joint ventures	7.1	5.7
Other income	0.2	-
Loss before income tax expense	(29.4)	(29.3)
Income tax expense	(0.9)	(0.8)
Net loss	(30.3)	(30.1)
Less: Net loss attributable to noncontrolling interest	(10.1)	(10.1)
Net loss attributable to general and limited partner ownership
interest in Midcoast Energy Partners, L.P.	$(20.2)	$(20.0)
Net loss attributable to limited partner ownership interest	$(19.8)	$(19.6)
Net loss per limited partner unit (basic and diluted)	$(0.44)	$(0.43)
Weighted-average limited partner units outstanding	45.2	45.2

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MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the three months
	ended March 31,
	2016	2015
	(unaudited; in millions)
Cash provided by operating activities:
Net loss	$(30.3)	$(30.1)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	39.5	38.3
Derivative fair value net losses	27.1	35.1
Inventory market price adjustments	-	4.6
Distributions from investment in joint ventures	7.1	5.7
Equity earnings from investment in joint ventures	(7.1)	(5.7)
Other	(3.1)	0.7
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	4.8	(11.6)
Due from General Partner and affiliates	45.4	44.4
Accrued receivables	32.1	184.9
Inventory	18.2	48.2
Current and long-term other assets	(1.7)	(12.1)
Due to General Partner and affiliates	68.8	4.8
Accounts payable and other	(31.1)	(9.3)
Accrued purchases	(34.7)	(115.9)
Interest payable	(4.1)	(4.1)
Property and other taxes payable	(7.6)	(9.7)
Net cash provided by operating activities	123.3	168.2

Cash used in investing activities:
Additions to property, plant and equipment	(16.3)	(56.1)
Changes in restricted cash	3.0	(2.7)
Acquisitions	-	(44.1)
Investment in joint ventures	-	(1.9)
Distributions from investment in joint ventures in excess of cumulative earnings	4.2	2.4
Other	(0.8)	(0.6)
Net cash used in investing activities	(9.9)	(103.0)

Cash used in financing activities:
Net repayments under credit facility	(50.0)	(45.0)
Distributions to partners	(16.5)	(15.8)
Contributions from General Partner	9.5	-
Contributions from noncontrolling interest	2.9	20.7
Distributions to noncontrolling interest	(25.9)	(19.8)
Net cash used in financing activities	(80.0)	(59.9)

Net increase in cash and cash equivalents	33.4	5.3
Cash and cash equivalents at beginning of year	18.0	-
Cash and cash equivalents at end of period	$51.4	$5.3

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MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	March 31,	December 31,
	2016	2015
ASSETS	(unaudited; in millions)
Current assets:
Cash and cash equivalents	$51.4	$18.0
Restricted cash	14.6	20.6
Receivables, trade and other, net of allowance for doubtful accounts of $2.6 million
and $2.5 million, respectively, at March 31, 2016 and December 31, 2015	10.3	13.3
Due from General Partner and affiliates	4.3	47.0
Accrued receivables	24.0	56.1
Inventory	13.7	31.9
Other current assets	100.2	118.5
	218.5	305.4
Property, plant and equipment, net	4,207.5	4,226.3
Intangible assets, net	267.5	272.9
Equity investment in joint ventures	368.0	372.3
Other assets, net	81.1	95.2
Total assets	$5,142.6	$5,272.1

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to General Partner and affiliates	$108.2	$45.7
Accounts payable and other	57.2	92.6
Accrued purchases	109.1	143.8
Property and other taxes payable	10.8	18.4
Interest payable	1.1	5.2
	286.4	305.7
Long-term debt	838.3	888.2
Other long-term liabilities	39.6	45.9
Total liabilities	1,164.3	1,239.8

Commitments and contingencies
Partners’ capital :
Class A common units (22,610,056 authorized and issued at March 31, 2016 and
December 31,2015)	504.2	522.2
Subordinated units (22,610,056 authorized and issued at March 31, 2016 and
December 31, 2015)	1,044.0	1,062.0
General Partner units (922,859 authorized and issued at March 31, 2016 and
December 31, 2015)	52.1	43.3
Accumulated other comprehensive income	(0.9)	(0.9)
Total Midcoast Energy Partners, L.P. partners’ capital	1,599.4	1,626.6
Noncontrolling interest	2,378.9	2,405.7
Total partners’ capital	3,978.3	4,032.3
	$5,142.6	$5,272.1

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NET INCOME PER LIMITED PARTNER AND GENERAL PARTNER INTEREST

We allocate our net income among our General Partner and limited partners using the two-class method. Under the two-class method, we allocate our net income, including any earnings in excess of distributions, to our limited partners, our General Partner and the holders of our IDRs in accordance with the terms of our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and our limited partners based on their respective proportionate ownership interests in us, after taking into account distributions to be paid with respect to the IDRs, as set forth in our partnership agreement.

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to Limited Partners	Percentage Distributed to General Partner
Minimum Quarterly Distribution	Up to $0.3125	98%	2%
First Target Distribution	> $0.3125 to $0.359375	98%	2%
Second Target Distribution	> $0.359375 to $0.390625	85%	15%
Third Target Distribution	> $0.390625 to $0.468750	75%	25%
Over Third Target Distribution	In excess of $0.468750	50%	50%

We determined basic and diluted net loss per limited partner unit as follows:

	For the three months
	ended March 31,
	2016	2015
	(in millions, except per unit amounts)
Net loss	$(30.3)	$(30.1)
Less: Net loss attributable to noncontrolling interest	(10.1)	(10.1)
Net loss attributable to general and limited partner
interests in Midcoast Energy Partners, L.P.	(20.2)	(20.0)
Less distributions:
Total distributed earnings to our General Partner	(0.3)	(0.3)
Total distributed earnings to our limited partners	(16.2)	(15.7)
Total distributed earnings	(16.5)	(16.0)
Overdistributed earnings	$(36.7)	$(36.0)

Weighted-average limited partner units outstanding	45.2	45.2

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$0.36	$0.35
Overdistributed earnings per limited partner unit (2)	(0.80)	(0.78)
Net loss per limited partner unit (basic and diluted)	$(0.44)	$(0.43)

________________

(1)	Represents the total distributed earnings to limited partners divided by the weighted-average number of limited partner interests outstanding for the period.
(2)	Represents the limited partners' share (98%) of distributions in excess of earnings divided by the weighted-average number of limited partner interests outstanding for the period and underdistributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

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SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that are managed separately, since each business segment requires different operating strategies. We conduct our business through two distinct reporting segments:

•	Gathering, Processing and Transportation; and
•	Logistics and Marketing.

The following tables present certain financial information relating to our business segments and corporate activities:

	As of and for the three months ended March 31, 2016

	Gathering, Processing and Transportation	Logistics and Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$243.1	$248.8	$-	$491.9
Less: Intersegment revenue	54.5	5.5	-	60.0
Operating revenue	188.6	243.3	-	431.9
Cost of natural gas and natural gas liquids	118.5	229.5	-	348.0
Segment gross margin	70.1	13.8	-	83.9
Operating and maintenance	46.7	10.4	0.1	57.2
General and administrative	13.0	1.5	1.1	15.6
Depreciation and amortization	37.7	1.8	-	39.5
	97.4	13.7	1.2	112.3
Operating income (loss)	(27.3)	0.1	(1.2)	(28.4)
Other income	7.1 (2)	-	0.2	7.3
Interest expense, net	-	-	(8.3)	(8.3)
Income (loss) before income tax expense	(20.2)	0.1	(9.3)	(29.4)
Income tax expense	-	-	(0.9)	(0.9)
Net income (loss)	(20.2)	0.1	(10.2)	(30.3)
Less: Net loss attributable to noncontrolling interest	-	-	(10.1)	(10.1)
Net income (loss) attributable to general and limited partner
ownership interests in Midcoast Energy Partners, L.P.	$(20.2)	$0.1	$(0.1)	$(20.2)
Total assets	$4,897.8 (3)	$130.9	$113.9	$5,142.6
Capital expenditures (excluding acquisitions)	$15.9	$2.7	$(0.9)	$17.7

 ________________

(1)	Corporate consists of interest expense, interest income, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income for our Gathering, Processing and Transportation segment includes our equity investment in the Texas Express NGL system.
(3)	Totals assets for our Gathering, Processing and Transportation segment includes $368.0 million for our equity investment in the Texas Express NGL system.

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	As of and for the three months ended March 31, 2015
	Gathering, Processing and Transportation	Logistics and Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$385.4	$765.3	$-	$1,150.7
Less: Intersegment revenue	267.3	9.9	-	277.2
Operating revenue	118.1	755.4	-	873.5
Cost of natural gas and natural gas liquids	21.9	757.2	-	779.1
Segment gross margin	96.2	(1.8)	-	94.4
Operating and maintenance	50.8	12.6	-	63.4
General and administrative	16.3	3.0	1.7	21.0
Depreciation and amortization	36.7	1.6	-	38.3
	103.8	17.2	1.7	122.7
Operating loss	(7.6)	(19.0)	(1.7)	(28.3)
Other income	5.7 (2)	-	-	5.7
Interest expense, net	-	-	(6.7)	(6.7)
Loss before income tax expense	(1.9)	(19.0)	(8.4)	(29.3)
Income tax expense	-	-	(0.8)	(0.8)
Net loss	(1.9)	(19.0)	(9.2)	(30.1)
Less: Net loss attributable to noncontrolling interest	-	-	(10.1)	(10.1)
Net income (loss) attributable to general and limited partner
ownership interests in Midcoast Energy Partners, L.P.	$(1.9)	$(19.0)	$0.9	$(20.0)
Total assets	$5,226.2 (3)	$236.9	$116.5	$5,579.6
Capital expenditures (excluding acquisitions)	$54.8	$0.7	$0.1	$55.6

  ________________

(1)	Corporate consists of interest expense, interest income, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income for our Gathering, Processing and Transportation segment includes our equity investment in the Texas Express NGL system.
(3)	Totals assets for our Gathering, Processing and Transportation segment includes $380.1 million for our equity investment in the Texas Express NGL system.

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